Summary Prospectus
Russell Emerging Markets Fund
March 1, 2016, as supplemented through March 16, 2016
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/Russell/. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russell.com. The Fund's Prospectus and SAI, both dated March 1, 2016, as supplemented through March 16, 2016, and the Fund's most recent shareholder report, for the period ended October 31, 2015, are all incorporated by reference into this Summary Prospectus.
Share Class:	Class A	Class C	Class E	Class R6	Class S	Class Y
Ticker:	REMAX	REMCX	REMEX	REGRX	REMSX	REMYX
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 265 and 268, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 30 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, E, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Class A Shares	Class C Shares	Class E Shares	Class R6 Shares	Class S Shares	Class Y Shares
Advisory Fee	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses	0.37%	0.62%	0.62%	0.22%	0.37%	0.17%
Total Annual Fund Operating Expenses	1.77%	2.52%	1.77%	1.37%	1.52%	1.32%
Less Fee Waivers and Expense Reimbursements	(0.00)%	(0.00)%	(0.00)%	(0.02)%	(0.00)%	(0.00)%
Net Annual Fund Operating Expenses	1.77%	2.52%	1.77%	1.35%	1.52%	1.32%
#	Until February 28, 2017, Russell Fund Services Company (“RFSC”) has contractually agreed to waive 0.02% of its transfer agency fees for Class R6 Shares. This waiver may not be terminated during the relevant period except with Board approval.
“Other Expenses” for Class R6 Shares are based on estimated amounts for the current fiscal year as the Class did not have any assets during the most recent fiscal year.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Class A Shares	Class C Shares	Class E Shares	Class R6 Shares	Class S Shares	Class Y Shares
1 Year	$ 745	$ 255	$ 180	$ 137	$ 155	$ 134
3 Years	$1,100	$ 785	$ 557	$ 432	$ 480	$ 418
5 Years	$1,479	$1,340	$ 959	$ 748	$ 829	$ 723
10 Years	$2,539	$2,856	$2,084	$1,645	$1,813	$1,590
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in emerging market companies. The Fund principally invests in equity securities, including common stock and preferred stock of companies that are economically tied to emerging market countries and in depositary receipts. The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Fund invests in large, medium and small capitalization companies. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. A portion of the Fund’s net assets may be “illiquid securities.” Russell Investment Management Company (“RIMCo”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund and managing the Fund's overall exposures. RIMCo employs a multi-style (growth, value and market-oriented) and multi-manager approach for the Fund whereby RIMCo selects the investment strategies for the Fund and utilizes multiple money managers to pursue those strategies. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio securities for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIMCo representing their investment recommendations, based upon which RIMCo purchases and sells securities for the Fund. RIMCo manages Fund assets not allocated to discretionary money managers, which include assets managed by RIMCo to effect the Fund's investment strategies and/or to actively manage the Fund's overall exposures to seek to achieve the desired risk/return profile for the Fund.  RIMCo may utilize quantitative or qualitative analysis or quantitative models designed to assess Fund characteristics and identify a portfolio which provides the desired exposures or may use strategies based on indexes that represent the desired exposures, including index replication and optimized index sampling (strategies that seek to purchase the securities in an index or a sampling of securities using optimization and risk models, respectively). RIMCo also manages the portion of Fund assets for which the Fund's non-discretionary money managers provide model portfolios and the Fund's liquidity reserves. The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts and forward currency contracts. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts and may engage in currency transactions for speculative purposes. The Fund may invest in other investment companies and pooled investment vehicles. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
•	Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIMCo or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's risk/return profile may prove incorrect. In addition, actions taken to actively manage overall Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
•	Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
•	Index-Based Investing. Index-based strategies, which may be used to actively manage the Fund's overall exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
•	Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
•	Quantitative Investing. Quantitative inputs and models are generally backward-looking or use historical data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s overall exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
•	Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
•	Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries.
•	Emerging Markets Equity Securities. Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible difficulties in the repatriation of investment income and capital. To the extent the Fund invests in securities and instruments that are economically tied to the People’s Republic of

China (“PRC”), such investments are generally subject to all of the risks of investments in non-U.S. and emerging market securities. These risks, including but not limited to, the risks of price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, currency devaluation by the PRC’s government or central bank and restrictions on repatriation of assets may be heightened to the extent the Fund has exposure to securities or other instruments of issuers in the PRC.
•	Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
•	Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
•	Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
•	Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
•	Illiquid Securities. An illiquid security may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the security if it was sold at a lower price than that at which it had been valued.
•	Liquidity Risk. The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
•	Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other investments. Derivatives are subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
•	Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of a Fund as well as to the expenses and risks of the underlying investment companies.
•	Large Redemptions. The Fund is used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.
•	Global Financial Markets Risk. Global economies and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. Effective January 1, 2011, RIMCo changed the Fund’s primary benchmark from the MSCI Emerging Markets Index (net of tax on dividends from foreign holdings) to the Russell Emerging Markets Index (net of tax on dividends from foreign holdings). The Emerging Markets Linked Benchmark represents the returns of the MSCI Emerging Markets Index (net of tax on dividends from foreign holdings) through December 31, 2010 and the returns of the Russell Emerging Markets Index (net of tax on dividends from foreign holdings) thereafter. The Emerging Markets Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark.  After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2015	1 Year	5 Years	10 Years
Return Before Taxes, Class A	(20.59)%	(6.00)%	2.91%
Return Before Taxes, Class C	(16.33)%	(5.60)%	2.75%
Return Before Taxes, Class E	(15.70)%	(4.88)%	3.52%
Return Before Taxes, Class R6	(15.34)%	(4.46)%	3.93%
Return Before Taxes, Class Y	(15.34)%	(4.46)%	3.93%
Return Before Taxes, Class S	(15.51)%	(4.64)%	3.79%
Return After Taxes on Distributions, Class S	(15.11)%	(4.83)%	2.91%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	(8.33)%	(2.99)%	3.62%
Russell Emerging Markets Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees or expenses)	(12.80)%	(3.88)%	4.36%
Emerging Markets Linked Benchmark (reflects no deduction for fees or expenses)	(12.80)%	(3.88)%	4.12%
Management

Investment Adviser
The Fund's investment adviser is RIMCo. The Fund's money managers are:
• AllianceBernstein L.P.	• Numeric Investors LLC
• Consilium Investment Management, LLC	• Oaktree Capital Management, L.P.
• Delaware Management Company, a Series of Delaware Management Business Trust	• Westwood Management Corporation
• Harding Loevner LP
Portfolio Manager
Gustavo Galindo, a Senior Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Galindo has managed the Fund since November 2011.
Additional Information

How to Purchase Shares
Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”). Class E, R6 and S Shares of the Fund may only be purchased by specified categories of investors. There is currently no required minimum initial investment for Class A, Class C, Class E, Class R6 or Class S Shares. For Class Y Shares, there is a $10 million minimum initial investment for each account in each Fund. However, for Class Y Shares there is no required minimum initial investment for specified categories of investors. Each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.
For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds' Prospectus.
How to Redeem Shares
Shares may be redeemed through your Financial Intermediary on any business day of the Funds (defined as a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on a business day of the Funds, in order to be processed at the net asset value calculated on that day. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Funds prior to the Funds’ order transmission cut off time, please ask your Financial Intermediary what the cut off time is. Please contact your Financial Intermediary for instructions on how to place redemption requests.
For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds' Prospectus.
Taxes
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, distributions from a Fund are generally taxable to you as either ordinary income or capital gains.
For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds' Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.
For more information about payments to broker-dealers and other Financial Intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds' Prospectus.

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